Corporate Overview and Second Quarter 2012 Financial Results Exhibit 99.1

The presentations made in this document contain projections or other forward-
looking statements regarding management’s expectations about the future events or the future financial performance of the Company, as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends.
We refer you to the documents the Company files from time to time with the
Securities and Exchange Commission, specifically the Company’s latest Annual
Report on Form 10-K for the year ended December 31, 2011, which was filed on
February 28, 2012, and our latest Quarterly Report on Form 10-Q. These documents contain and identify important risk factors that could cause the
Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.  All forward-looking statements included in this presentation are made only as of the filing date of this document and the Company undertakes no obligation to update such forward-looking statements.
Safe Harbor Disclosure

SVB’s Unique Model Growth Initiatives Outlook Overview 3 Strong Performance

Our Mission: To increase our clients’ probability of success Build Deep Relationships Give Advice Make It Easy To Do Business With Us Solve Problems 4

A Unique Financial Services Company
Differentiated business model
• Focus on “innovation” markets
• Balance sheet lender
• Strong deposit franchise
• Diversified revenue streams
Leader
• Leading market share
• More than 600 venture firm clients
• The bank for innovation companies
Established
• 27 U.S. and seven international offices
• $21.3 billion in total assets
(1)
• $38.2 billion in total client funds
(1,2)
(1)  As of 6/30/12
(2)  Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds

Silicon Valley Bank

A Member of SVB Financial Group

Global Commercial Banking • Global Treasury Management • Investment Solutions • Integrated Global Platform • 409A Valuation Services

Helping Clients Access Global Markets and Opportunities

SVB Private Bank

A Member of SVB Financial Group

Customized Loan Solutions and Client Experience

SVB Capital

A Member of SVB Financial Group

VC Funds Management • Domestic and Global Funds

SVB Financial Group

An Expansive Platform 6

From startup | to standout | to global standard.

SVB *Accelerator* | SVB *Growth* | SVB *Corporate Finance*

- **Technology**
- **Life Sciences**
- **VCs & PE**

SVB Financial Group

We Serve The Innovation Economy 7 < 10% Market Share <15% Market Share ~50% Market Share

› LOCATIONS

U.K.
U.S. HQ
ISRAEL
CHINA
INDIA
United States (27 Offices Nationwide)
SVB's Offices
SVB's Banking Network

Across the Globe 8

Strong Q2 2012 Performance

*Total client funds consists of deposits and off-balance sheet client investment funds.
Outstanding
loan growth
Continued deposit
growth
Total client funds
at all-time high *
Higher net interest
income
Gains on VC
investments and
equity warrants
Controlled non-
interest expense
Strong new client
acquisition
Continued high
credit quality
Clients continue to
do well

$8.0
$6.0
$4.0
$2.0
$0.0
$7.79
$7.24
$4.63
$4.32
Q2'08
Q4'08
Q2'09
Q4'09
Q2'10
Q4'10
Q2'11
Q4'11
Q2'12
Period-End Loans
Average Loans

SVB›Financial Group

Growth in Average Loans of 68% Since Q2 2008
Growth Drivers
•
Resilience of innovation
sector and our clients
•
Growing pervasiveness of
technology
•
SVB Growth initiatives:
o
U.S. domestic
o
Segmentation
o
Private Bank
o
Global
•
M&A market activity

Billions

A Diversified Loan Portfolio
Gross Loan Portfolio
$7.9 Billion as of 6/30/12
Technology and Life Sciences
Portfolio Only
$4.9 Billion (62% of Total Portfolio)
Early-Stage Loans = $711 Million
(9% of TOTAL Loan Portfolio)
Note: Cleantech-related loans are reported under
hardware, software, life sciences and other
commercial loan categories, as applicable.

Software
35%
Hardware
14%
Life Sciences
12%
VC/PE
18%
Wine
6%
Private Bank
9%
Other
6%
Balance Sheet
Lending
53%
Sponsor-Led Buyout
16%
Commercial Finance
10%
Early Stage 15%
Factoring 6%

Powerful Client Funds Franchise
Organic Factors
•
Highly liquid clients
•
Clients performing well
•
New client acquisitions
Other Factors
•
Low rate environment
•
Safety of the balance
sheet (unlimited FDIC
insurance*)
* For non-interest-bearing accounts through December 31, 2012.

$4.6
$17.4
$21.4
$19.9
$0
$10
$20
$30
$40
Average On-Balance Sheet Deposits
Average Off-Balance Sheet Client Investment Funds
Billions
$37.3
$26.0

Net Interest Income has Grown 75% since Q2’08

$86.8
$151.9
5.62%
3.22%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
$85
$95
$105
$115
$125
$135
$145
$155
Net Interest Income Net Interest Margin
Millions
NIM
All-time high

Solid Credit Quality Through Market Cycles

NPLs as % of  Total Gross Loans
NCOs as % of Average Total  Gross Loans (annualized)
NPLs as % of  Total Gross Loans
NCOs as % of Average Total  Gross Loans (annualized)
1.57%
3.32%
1%
0%
1%
2%
3%
4%
5%
-
2.28%
0.34%
3.21%
0.59%
1%
0%
1%
2%
3%
4%
5%
-
0.52%
-0.02%

Growing “Core” Fee Income
“Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information.

Credit Cards and Foreign Exchange Have Driven
the Majority of Recent Growth
Total  “Core”
Fee Income
$33.2m
$12.0
$8.4
$6.2
$3.4
$3.3
$0
$5
$10
$15
$20
$25
$30
$35
Millions
Letters of credit/standby
LOC
Client investment fees
Credit card fees
Deposit service charges
Foreign exchange fees

Growth Initiatives
Solutions
Foundation

SVB Financial Group

Diversified Growth Across the Business
GLOBAL PLATFORM
New Global Core Banking
System
IT Backbone Upgrade
Enhanced Global Payment
System
Enhanced On-line/Mobile
Systems
PRODUCT LINES
Expanded Banking Network New Payment Solutions New Products & Services
Enhanced Credit
Solutions
CLIENT NEEDS
Client Experience Corporate Finance Segment Growth Segment Private Bank
GLOBAL MARKETS & REACH
Israel India China
UK and
Europe
U.S.

Outlook for 2012 Performance
(1) Change estimates are for full-year 2012 results relative to 2011 full-year results; outlook is as of July 26, 2012, and may change.
(2) Full-year 2012 outlook improved from prior period.
(3) “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate.
(4) Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
Business Driver 2012 Outlook vs. 2011
(1)
Average loans
(2)
High twenties % growth
Average deposits Low teens % growth
Net interest income High teens % growth
Net interest margin Between 3.20% and 3.30%
Allowance for loan losses for total gross
performing loans/total gross performing loans
Comparable to 2011 levels of 1.23%
Net loan charge-offs
(2)
0.30%-0.50% of avg. total gross loans
Non-performing loans/total gross loans Lower than 2011 levels of 0.52%
“Core” fee income
(3)(4)
Mid-teens % growth
Non-interest expense (excluding expense
related to non-controlling interests)
(4)
High single digit % growth

Appendix
1)
Financial Results 20
•
Highlights 21
•
Loans 23
•
Credit Quality 25
•
Client Liquidity 26
•
Balance Sheet 27
•
Non-interest Income 28
•
Sensitivity Charts 31
•
Capital Ratios 33
2)
Venture Capital Markets 35
3)
Non-GAAP Reconciliations 38

Financial Results 20 Appendix

Quarterly Highlights: Q2 2011 – Q2 2012
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012
Diluted Earnings Per Share $1.50 (1)(2) $0.86 $0.81 $0.78 $1.06 (3)
Net Income Available to
Common Stockholders
$65.8M (1)(2) $37.6M $35.6M $34.8M $47.6M (3)
Average Loans
Change
$5.5B
4.2%
$6.0B
8.6%
$6.4B
6.5%
$6.8B
6.4%
$7.2B
6.4%
Average Deposits
Change
$15.3B
4.1%
$15.8B
3.5%
$16.5B
4.5%
$17.0B
2.7%
$17.4B
2.6%
Net Interest Margin 3.13% 3.13% 3.10% 3.30% 3.22%
Net Interest Income  $130.5M $135.5M $140.1M $150.9M $151.9M
Non-Interest Income $123.7M (1) $95.6M $73.1M $59.3M $80.4M (3)
Net Charge-Offs (Recoveries)
/Average Total Gross Loans
0.00% (0.15%) 0.22% 0.21% 0.59%
Non-Interest Expense $121.0M (2) $127.5M $134.7M $132.0M $135.8M
Return on Average Common
SVBFG Stockholders’ Equity
(annualized)
18.78% (1)(2) 9.93% 8.99% 8.61% 11.21% (3)
Return on Average Assets
(annualized)
1.44% (1)(2) 0.79% 0.72% 0.69% 0.92% (3)
(1) Includes gains of $0.51/share or $22.5M (net of tax) from sales of AFS securities
(2) Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
(3) Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business
21  Appendix – Financial Results (Highlights)

Annual Highlights: 2008 -2011
2008 2009 2010 2011
Diluted Earnings Per Share $2.16 $0.66 $2.24 (3) $3.94 (1)(2)
Net Income Available to Common
Stockholders
$73.6M $22.7M $95.0M (3) $171.9M (1)(2)
Average Loans
Change
$4.6B
31.5%
$4.7B
1.4%
$4.4B
-5.6%
$5.8B
31.1%
Average Deposits
Change
$4.9B
23.6%
$8.8B
79.6%
$12.0B
36.8%
$15.6B
29.4%
Average AFS Securities $1.3B $2.3B $5.3B $9.4B
Net Interest Margin 5.72% 3.73% 3.08% 3.08%
Net Interest Income $368.6M $382.2M $418.1M $526.3M
Non-Interest Income $152.4M $97.7M $247.5M (3) $382.3M (1)
Net Charge-Offs (Recoveries)/ Total
Average Gross Loans
0.87% 2.64% 0.77% (0.02%)
Non-Interest Expense $312.9M $343.9M $422.8M $500.6M (2)
Return on Average Common SVBFG
Stockholders’ Equity
10.38% 2.68% 7.72% (3) 11.87% (1)(2)
Return on Average Assets 1.00% 0.42% 0.64% (3) 0.92% (1)(2)
22  Appendix – Financial Results (Highlights)
(1) Includes gains of $0.51/share or $22.5M (net of tax) from sales of AFS securities
(2) Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
(3) Includes gains of $0.35/share or $14.9M (net of tax) from sales of AFS securities

All-Time High Loan Balance
23  Appendix – Financial Results (Loans)
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
2003 2004 2005 2006 2007 2008 2009 2010 2011
Billions
Period-end Loans, net of unearned income Average Loans, net of unearned income

Loan Portfolio Evolution
Note: Cleantech-related loans are reported under hardware, software, life science and other commercial loan categories, as applicable.
24  Appendix – Financial Results (Loans)
Software
40%
Hardware
8%
Life Sciences
6%
Premium Wine
7%
VC/PE
14%
Private Bank
1%
Real Estate
4%
Religious
Lending
8%
Media
2%
Other
10%
Loans at 12/31/2000
$1.7 Billion
(Technology/Life Sciences = 54% or $931 million)
Software
29%
Hardware
21%
Life
Sciences
9%
Premium Wine
12%
VC/PE
13%
Private Bank
10%
Real Estate
1%
Religious
Lending
1%
Media
<1%
Other
4%
Loans at 12/31/2005
$2.8 Billion
(Technology/Life Sciences = 59% or $1.7 Billion)

Credit Quality Has Remained Strong
25  Appendix – Financial Results (Credit Quality)
As % of
Avg. Total Gross Loans
-0.5%
1.5%
3.5%
5.5%
7.5%
9.5%
$0
$40
$80
$120
Non-Performing Loans Net Charge-Offs (%)
Millions

Strong Client Liquidity
* Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds.
*
26  Appendix – Financial Results (Client Liquidity)
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Q1'12 Q2'12
Period- End Total Client Funds
Billions
Period- End Total Assets

Assets:
$21.3 Billion
(1)
A Highly Liquid Balance Sheet
(1) As of 06/30/2012.
(2) Net of non-controlling interests, non-marketable securities were $460.5 million. Non-GAAP number. Please see non-
GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
Non-Marketable
Securities
(2)
(VC Investments)
$1.1
27  Appendix – Financial Results (Balance Sheet)
Borrowings
$0.5
Liabilities:
$18.8 Billion
(1)
Net Loans
$7.7
AFS
Securities
(Primarily
Agencies)
$10.6
Cash
$1.4
Other
$0.4
Non-
Interest-
Bearing
Deposits
$12.8
Interest-
Bearing
Deposits
$5.2
Other
Liabilities
$0.3

“Core”
(1)
Fee Income Is Growing
(1) “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information.
(2) Corporate Finance fees were driven by the Company’s investment banking business, which was sold in 2008.
28  Appendix – Financial Results (Non-Interest Income)
(2)
Total  “Core” Fee
Income
$118.4M
$43.9
$31.2
$18.7
$12.4
$12.2
$0
$20
$40
$60
$80
$100
$120
$140
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Letters of credit/standby LOC
Client investment fees
Credit card fees
Deposit service charges
Foreign exchange fees
Corporate finance fees
Millions

(2) (2) (2)
Investment Securities Gains and Losses
29  Appendix – Financial Results (Non-Interest Income)
(2) (2) (2)
-$10.7
-$9.6
$5.2
-$1.4
-$2.5
$11.3
-$5.8
-$4.6
$16.1
$32.7
$6.9
($20)
($10)
$0
$10
$20
$30
$40
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 YTD
2012
Millions
Gains (losses) on Investment Securities
net of NCI and gains on AFS
(1)
(1) Non-GAAP measures.  Please see non-GAAP reconciliations at end of presentation and in our most  recent financial releases for more information.
(2) Numbers are inclusive of non-controlling interests; Gains (losses) attributable to NCI not reported for these periods.

Gains and Losses on Equity Warrants
30  Appendix – Financial Results (Non-Interest Income)
-$2.7
$8.2
$2.7
$3.3
$21.8
$23.5
$10.5
-$0.1
$6.6
$37.4
$11.8
($10)
$0
$10
$20
$30
$40
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 YTD
2012
Millions

Rising Rates Will Benefit Us Significantly
* Tax-effected estimates are based on static balance sheet and assumptions as of 6/30/12
31  Appendix – Financial Results (Sensitivity)
Changes in
Fed Funds
Rate (basis
points)
Changes in
Net Interest
Income
(tax effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin
Effect
+75 +22.5 million $0.51 +1.0% +0.20%
+100 +$33.5 million $0.75 +1.4% +0.29%
+200 +$77.6 million $1.75 +3.3% +0.66%
+300 +$121.5 million $2.74 +5.0% +1.03%
We expect each 25 bps increase in the Fed Funds rate to contribute approximately $7 – $10 million to Net Interest Income*

Higher Loan Balances Will Benefit Us
32  Appendix – Financial Results (Sensitivity)
Growth in
Overall Loan
Balances
($$)
Changes in
Net Interest
Income (tax
effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin
Effect
+250 million +$9.9 million $0.23 +0.4% +0.08%
+500 million +$19.7 million $0.46 +0.9% +0.16%
+750 million +$29.6 million $0.68 +1.3% +0.25%
+1 billion +$39.5 million $0.91 +1.7% +0.33%
* Tax-effected estimates are based on static balance sheet and assumptions as of 6/30/12
Each $250 million increase in loan volume contributes
approximately $0.23 to EPS*

* TCE/TA and TCE/RWA are non-GAAP numbers; please refer to Non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
We Are Well Capitalized
33 Appendix – Financial Results (Capital Ratios)
13.85%
12.62%
8.07%
8.06%
13.35%
5%
10%
15%
20%
2007 2008 2009 2010 2011 Q1'12 Q2'12
Holding Company Capital Ratios
Total risk-based capital
Tier 1 risk-based capital
Tier 1 leverage
Tangible common equity to tangible assets *
Tangible common equity to risk - weighted assets *

We Are Well Capitalized
(2)
34  Appendix – Financial Results (Capital Ratios)
(1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports.  Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases.
(2) TCE/TA and TCE/RWA are non-GAAP numbers; please refer to non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
(2)
12.24%
10.98%
7.01%
7.39%
11.86%
5%
10%
15%
20%
2007 2008 2009 2010 2011 Q1'12 Q2'12
Bank Capital Ratios
Total risk-based capital Tier 1 risk-based capital
Tier 1 leverage Tangible common equity to tangible assets
Tangible common equity to risk-weighted assets
(1)

Venture Capital Markets 35 Appendix – Venture Capital Markets

Source: National Venture Capital Association
36  Appendix – Venture Capital Markets
Stabilizing VC Markets
U.S. VC Investment M&A $$ IPOs $$ # IPOs # M&As # Investments
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
Billions
$28.4
$23.0
$9.9

429
3,673
0
1,500
3,000
4,500
2007 2008 2009 2010 2011
No. of Transactions

Source: National Venture Capital Association
37  Appendix – Venture Capital Markets
Quarterly VC Market Activity
0

1,000
1,200
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12
Transactions
Billions
U.S. VC Investment M&A $$ IPOs $$ Investments# IPOs# M&A#

Non-GAAP Reconciliations 38 Appendix – Non-GAAP Reconciliations

Non-GAAP “Core” Fee Income Reconciliation
39  Appendix – Non-GAAP Reconciliations
June 30, September 30, December 31, March 31, June 30, September 30, December 31, March 31, June 30,
2010 2010 2010 2011 2011 2011 2011 2012 2012
GAAP noninterest income 40,157 $ 86,236 $            71,864 $           89,954 $   123,708 $ 95,611 $            73,059 $           59,293 $   80,426 $
Less: gains (losses) on investment
securities, net 4,805      46,611               25,940              1,337        71,680      52,262               19,755              7,839        25,809
Less: gains (losses) on derivative
instruments, net 1,326      1,257                 4,957                551           13,651      9,951                 14,528              5,976        8,713
Less: other noninterest income 7,463      11,381               10,735              10,264      10,012      3,108                 6,771                13,078      12,664
Non-GAAP core fee income
26,563 $ 26,987 $            30,232 $           27,802 $   28,365 $   30,290 $            32,005 $           32,400 $   33,240 $
Non-GAAP core fee income (dollars
in thousands)
Three months ended
June 30, September 30, December 31, March 31, June 30, September 30, December 31, March 31,
2008 2008 2008 2009 2009 2009 2009 2010
GAAP noninterest income 44,515 $ 40,438 $            25,660 $           (5,581) $    28,275 $ 34,307 $            40,742 $           49,273 $
Less: gains (losses) on investment
securities, net 2,039      (876)                   (9,828)              (35,045)     (6,750)     3,905                 6,681                16,004
Less: gains (losses) on derivative
instruments, net 4,408      5,472                 5,026                1,814        (2,847)     (1,090)                1,370                1,982
Less: other noninterest income 5,759      1,913                 1,858                2,782        12,799    6,249                 8,131                6,063
Non-GAAP core fee income
32,309 $ 33,929 $            28,604 $           24,868 $   25,073 $ 25,243 $            24,560 $           25,224 $
Non-GAAP core fee income (dollars
in thousands)
Three months ended
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP “Core” Fee Income Reconciliation
40  Appendix – Non-GAAP Reconciliations
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
GAAP noninterest income 71,426 $     81,393 $     107,774 $   117,495 $   141,206 $   220,969 $   152,365 $   97,743 $     247,530 $   382,332 $
Less: gains (losses) on investment
securities, net
(10,679) (9,614) 5,198 4,307 2,551 46,724 (14,777) (31,209) 93,360 195,034
Less: gains (losses) on derivative
instruments, net 11,815 20,200 3,428 6,750 17,949 23,935 18,505 (753) 9,522 38,681
Less: other noninterest income 8,789 9,067 10,959 9,711 23,565 26,096 19,052 29,961 35,642 30,155
Non-GAAP core fee income
61,501 $     61,740 $     88,189 $     96,727 $     97,141 $     124,214 $   129,585 $   99,744 $     109,006 $   118,462 $
Year ended December 31,
Non-GAAP core fee income (dollars
in thousands)

Non-GAAP Non-Marketable Securities
(Net of Non-Controlling Interests)
41  Appendix – Non-GAAP Reconciliations
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
(Consolidated)
June 30,
2012
GAAP non-marketable securities 1,132,312 $
Less:  noncontrolling interests in non-marketable securities
671,813
Non-GAAP non-marketable securities, net of non controlling interests
460,499 $
Non-GAAP non-marketable securities, net of non controlling interests
(dollars in thousands)

Non-GAAP Gains (Losses) on Investment Securities Reconciliation
42  Appendix – Non-GAAP Reconciliations
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
Six months ended
2005 2006 2007 2008 2009 2010 2011 June 30, 2012
GAAP net gains (losses) on investment securities 4,307 $          2,551 $          46,724 $        (14,777) $      (31,209) $      93,360 $        195,034 $     33,648 $
Less:  income (losses) attributable to noncontrolling
interests, including carried interest 5,743 5,032 35,449 (8,929) (26,638) 52,586 125,042 21,840
Net gains (losses) on investment securities, net of
noncontrolling interests (1,436) (2,481) 11,275 (5,848) (4,571) 40,774 69,992 11,808
Less: gains on sales of certain available-for-sale
securities - - - - - 24,699 37,341 4,955
Non-GAAP net gains (losses) on investment securities, net
of noncontrolling interests and excluding gains on sales of
certain available-for-sale securities
(1,436) $         (2,481) $         11,275 $        (5,848) $         (4,571) $         16,075 $        32,651 $        6,853 $
Non-GAAP net gains on investment securities, net of
noncontrolling interests (dollars in thousands)
Year ended December 31,

Non-GAAP TCE/TA and TCE/RWA Reconciliation
43  Appendix – Non-GAAP Reconciliations
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
(Consolidated)
December 31, December 31, December 31, December 31, December 31, March 31, June 30,
2007 2008 2009 2010 2011 2012 2012
GAAP SVBFG stockholders' equity 676,369 $         991,356 $         1,128,343 $      1,274,350 $      1,569,392 $      1,639,490 $      1,715,360 $
Less:  intangible assets 1,632 1,087 665 847 601 559 -
Less:  goodwill 4,092 4,092 - - - - -
Less:  preferred stock
- 221,185 - - - - -
Tangible common equity (TCE)
670,645 $         764,992 $         1,127,678 $      1,273,503 $      1,568,791 $      1,638,931 $      1,715,360 $
GAAP total assets 6,692,171 $      10,018,280 $    12,841,399 $    17,527,761 $    19,968,894 $    20,818,337 $    21,289,772 $
Less: intangible assets 1,632 1,087 665 847 601 559 -
Less: goodwill
4,092 4,092 - - - - -
Tangible assets (TA)
6,686,447 $      10,013,101 $    12,840,734 $    17,526,914 $    19,968,293 $    20,817,778 $    21,289,772 $
Risk-weighted assets (RWA) 6,524,021 $      8,220,447 $      7,494,498 $      9,406,677 $      11,837,902 $    12,102,502 $    12,850,191 $
Tangible common equity to
tangible assets
10.03% 7.64% 8.78% 7.27 7.86% 7.87% 8.06%
Tangible common equity to
risk-weighted  assets
10.28 9.31 15.05 13.54 13.25 13.54 13.35
Tangible common equity,  tangible
assets and risk-weighted assets
(dollars in thousands,  except ratios)
SVB Financial Group

Non-GAAP TCE/TA and TCE/RWA Reconciliation
44  Appendix – Non-GAAP Reconciliations
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
(Bank Only)
December 31, December 31, December 31, December 31, December 31, March 31, June 30,
2007 2008 2009 2010 2011 2012 2012
GAAP Silicon Valley Bank
stockholders' equity
586,949 $         695,438 $         914,068 $         1,074,561 $      1,346,854 $      1,403,570 $      1,479,817 $
Less:  intangible assets
- - - - - - -
Tangible common equity (TCE)
586,949 $         695,438 $         914,068 $         1,074,561 $      1,346,854 $      1,403,570 $      1,479,817 $
GAAP total assets 6,164,111 $      9,419,440 $      12,186,203 $    16,268,589 $    18,758,813 $    19,596,848 $    20,027,219 $
Less: intangible assets
- - - - - - -
Tangible assets (TA)
6,164,111 $      9,419,440 $      12,186,203 $    16,268,589 $    18,758,813 $    19,596,848 $    20,027,219 $
Risk-weighted assets (RWA) 6,310,721 $      8,109,332 $      7,293,332 $      9,047,907 $      11,467,401 $    11,752,897 $    12,482,417 $
Tangible common equity to
tangible assets
9.52% 7.38% 7.50% 6.61 7.18% 7.16% 7.39%
Tangible common equity to
risk-weighted  assets
9.30 8.58 12.53 11.88 11.75 11.94 11.86
Silicon Valley Bank
Tangible common equity, tangible
assets and risk-weighted assets
(dollars in thousands, except ratios)